SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event re     20-Dec-99

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF OCTOBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
ASSET-BACKED FLOATING RATE CERTIFICATES,
SERIES 1999-NCC)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware       333-76805     33-0852169
(State or Other(Commission   (I.R.S. Employer
Jurisdiction ofFile Number)  Identification
Incorporation)               Number)

18400 Von Karman
Irvine, California                  92612
(Address of Principal         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (949) 863-7243

Item 5.  Other Events

  On 20-Dec-99 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
     20-Dec-99 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information:
     See Exhibit No.1

B.   Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.   Item 1: Legal ProceedingNONE

D.   Item 2: Changes in SecurNONE

E.   Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.   Item 5: Other Information - Form 10-Q, Part II -
     Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

     Exhibit No.

1. Monthly Distribution Repor   20-Dec-99

NEW CENTURY MORTGAGE SECURITIES, INC.
NEW CENTURY ASSET-BACKED PASS-THROUGH CERTIFICATES
SERIES 1999-NCC

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              12/20/99

                 Beginning                                            Ending
                Certificate                                        Certificate
Class  Cusip     Balance(1)   Principal     Interest     Losses      Balance
A    64352VBK6 149,742,691.69 1,158,755.18  697,925.73       0.00 148,583,936.51
M-1  64352VBL4 13,400,000.00        0.00     65,998.72       0.00 13,400,000.00
M-2  64352VBM2 10,400,000.00        0.00     55,348.22       0.00 10,400,000.00
B    64352VBN0 11,700,000.00        0.00     80,466.75       0.00 11,700,000.00
X       N/A     7,748,912.94        0.00    545,726.24       0.00  7,748,912.94
R-III   N/A             0.00        0.00          0.00       0.00          0.00
Total          192,991,604.63 1,158,755.18 1,445,465.66      0.00 191,832,849.45

           AMOUNTS PER $1,000 UNIT
                                             Ending                  Current
                                          Certificate              Pass-Through
ClassPrincipal    Interest      Total       Balance      Losses   Interest Rate
A     7.701161      4.638459    12.33962    987.498332   0.000000       5.99250%
M-1   0.000000      4.925278     4.92528   1000.000000   0.000000       6.33250%
M-2   0.000000      5.321944     5.32194   1000.000000   0.000000       6.84250%
B     0.000000      6.877500     6.87750   1000.000000   0.000000       8.84250%
X     0.000000     70.426167    70.42617   1000.000000   0.000000       3.36945%


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                            80,413.29
TRUSTEE  FEES                                            2,010.33
SPECIAL SERVICING FEES                                       0.00

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances                  0.00
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                 20-Dec-99
Stated Principal Balance of Mortgage Loan 191,832,849.45
Stated Principal Balance of REO Propertie           0.00

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS                        Beginning                Ending
Number of Loans                                 1,487                     1,480
Aggregate Prin Bal as of the Due Date    192,991,604.63           191,832,849.45

Weighted Average Remaining Term to Maturity                   356
Beginning Weighted Average Mortgage Rate                  9.47643%




Section 4.02 (vii.)                      Unpaid Prin              Stated Prin
DELINQUENCY INFORMATION      Number      Balance                  Balance
30-59 days delinquent                158 17,031,651.98            17,014,650.17
60-89 days delinquent                 55  5,705,777.05             5,698,488.70
90 or more days delinquent             0          0.00                     0.00
Foreclosures                           0          0.00                     0.00
Bankruptcies                           0          0.00                     0.00
*Note:  In accordance with the Master Servicer, the Delinquency
          Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                             Unpaid Prin               Stated Prin
     Loan Number             Balance                   Balance




Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                          0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal
Prepayments - Curtailments                    5,249.82
Payments in Full                          1,051,453.98
Liquidation Proceeds                              0.00
                                          1,056,703.80

Prepayment Charges                                       3,824.59
REO Principal Amortization                                   0.00

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                        0.00
Which Include:
Bankruptcy Losses                                            0.00

Cumulative Realized Losses                                   0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction      0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                             Certificate
                             Factor
               Class A        0.98749833
               Class M-1      1.00000000
               Class M-2      1.00000000
               Class M-3      1.00000000
               Class CE       0.99028948

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                         Reduction from the Allocation of:
                               Interest
                  Interest      Carry                    Prepay     Relief Act
                Distribution   Forward      Realized    Interest     Interest
                   Amount       Amount       Losses    Shortfalls   Shortfalls
     A            697,925.73        0.00          0.00       0.00          0.00
     M-1           65,998.72        0.00          0.00       0.00          0.00
     M-2           55,348.22        0.00          0.00       0.00          0.00
     M-3           80,466.75        0.00          0.00       0.00          0.00
     CE           545,726.24      NA              0.00       0.00          0.00
     TOTAL      1,445,465.66        0.00          0.00       0.00          0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servi      0.00

Section 4.02 (xvii.)         See Page 2
ALLOCATED REALIZED LOSS

UNPAID ALLOCATED REALIZED LOSS           Class M1                         $0.00
                                         Class M2                         $0.00
                                         Class B                          $0.00


Section 4.02 (xviii.)        Relief Act Interest Shortfall                $0.00

Section 4.02 (xix.)          Required Overcollateralized Amount   $7,748,913.00
                             Credit Enhancement Percentage             22.54510%

Section 4.02 (xx.)           Overcollateralization Increase Amount        $0.00

Section 4.02 (xxi.)          Overcollateralization Reduction Amoun        $0.00

Section 4.02 (xxii.)
BASIS RISK SHORTFALL
                             Class A                                      $0.00
                             Class M1                                     $0.00
                             Class M2                                     $0.00
                             Class B                                      $0.00

Section 4.02 (xxiii.)
UNPAID BASIS RISK SHORTFALLS

                             Class A                                      $0.00
                             Class M1                                     $0.00
                             Class M2                                     $0.00
                             Class B                                      $0.00

Section 4.02 (xxiv.)
PASS THROUGH RATE            See page 2

Section 4.02 (xxv. - xxvii.)
                             Reserve Fund Beginning Balance           $5,000.00
                             Withdrawals                                  $0.00
                             Deposits                                     $0.00
                             Reserve Fund Ending Balance              $5,000.00

Section 4.02 (xxviii.)
LOSS  SEVERITY  PERCENTAGE                                                0.000%

Section 4.02 (xxix.)
AGGREGATE  LOSS  SEVERITY  PERCENTAGE                                     0.000%

PERFORMANCE MEASURES
                             Net Monthly Excess Cash Flow           $541,896.05

                             Delinquency Percentage                     2.97055%

                             Stepdown Date Occurrence             NO
                             Trigger Event Occurrence             NO




     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SALOMON BROTHERS MORTGAGE
                             SECURITIES VII, INC.

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated  12/31/99